                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.          )

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   /X/  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Falcon Products, Inc.
   ----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

   ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/  No Fee required

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

   (1)  Title of each class of securities to which transaction applies:

   ----------------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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
                                 [FALCON LOGO]

                             FALCON PRODUCTS, INC.
                         9387 DIELMAN INDUSTRIAL DRIVE
                           ST. LOUIS, MISSOURI 63132

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                             St. Louis, Missouri
                                                                January 24, 1997

    The annual meeting of the stockholders of Falcon Products, Inc., will be held on Tuesday, March 18, 1997, at 4:00 p.m. at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105, for the purposes of:

    1. Electing three Class A directors for a term expiring in 2000; and

    2. Transacting such other business as may properly come before the meeting.

    Stockholders of record at the close of business on January 21, 1997, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Falcon Products, Inc. at 9387 Dielman Industrial Drive, St. Louis, Missouri 63132, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof at the office of the Company set forth above.

    A copy of the Annual Report for fiscal 1996 accompanies this notice.

                                       By Order of the Board of Directors
                                                MICHAEL J. DRELLER
                                                    Secretary





    WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                             FALCON PRODUCTS, INC.
                         9387 DIELMAN INDUSTRIAL DRIVE
                           ST. LOUIS, MISSOURI 63132

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

    The enclosed proxy is solicited by the Board of Directors of Falcon Products, Inc. (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Tuesday, March 18, 1997, at 4:00 p.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first sent to stockholders on or about January 24, 1997.

                             REVOCABILITY OF PROXY

    Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy.

                                  RECORD DATE

    Stockholders of record at the close of business on January 21, 1997, will be entitled to vote at the meeting.

                         ACTION TO BE TAKEN UNDER PROXY

    Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, Franklin A. Jacobs and Michael J. Dreller, or the one of them who acts, will vote:

        (1) FOR the election of the persons named herein as nominees for Class A directors of the Company, for a term expiring at the 2000 annual meeting of stockholders, (or until a successor is duly elected and qualified); and

        (2) according to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

    Should the nominees named herein for election as a Class A directors become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

                  VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF
                          AND CUMULATIVE VOTING RIGHTS

    On January 21, 1997, there were 9,689,086 shares of common stock, par value $.02 per share ("Common Stock"), outstanding, which constitute all of the voting securities of the Company. Each share is entitled to one vote, and stockholders are entitled to vote cumulatively in the election of directors; that is, each stockholder may vote the number of his, her or its shares multiplied by the number of directors to be elected and may cast all such votes for a single nominee or may distribute them among any number of nominees. There is no condition precedent to the exercise of these cumulative voting rights.

    A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under applicable state law and provisions of the Company's Restated Certificate of Incorporation (the "Certificate") and Amended and Restated By-Laws (the "By-Laws"), the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors. The vote required for any other matter properly brought before the meeting is the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the proposal to approve any such other matter.

    Abstentions from voting and broker non-votes on the election of directors will operate as neither a vote for nor a vote against any or all nominees for directors. Abstentions from voting on any other matter properly brought before the meeting effectively will operate as a vote against such proposals or such other matters. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

    As of January 21, 1997, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners, respectively, of more than 5% of the Common Stock, each having sole voting and investment power over such Common Stock, except as indicated in the footnotes hereto:

                                                                 AMOUNT AND NATURE              PERCENT
           NAME AND ADDRESS                                 OF BENEFICIAL OWNERSHIP<F1>         OF CLASS
           ----------------                                 ---------------------------         --------

Franklin A. Jacobs,                                                2,087,710<F2>                  21.3%
Chairman of the Board and
Chief Executive Officer of the Company
9387 Dielman Industrial Drive
St. Louis, Missouri 63132

David L. Babson & Company, Inc.                                      845,680<F3>                   8.9%
One Memorial Drive
Cambridge, MA 02142-1300

Robert Fleming, Inc.                                                 788,260<F4>                   8.2%
320 Park Avenue, 11th Floor
New York, NY 10022

Putnam Investments, Inc.                                             478,225<F5>                   5.2%
One Post Office Square
Boston, MA 02109

--------

<F1> Reflects the number of shares outstanding on January 21, 1997, and, with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").

<F2> Includes 84,389 shares held by Joyce Jacobs, the wife of Mr. Jacobs, and
     36,953 shares held in revocable trusts for the benefit of Mr. Jacobs' children as to which Mr. Jacobs serves as sole trustee. Also includes currently exercisable options to acquire 132,000 shares of Common Stock. Does not include 162,494 shares held in trust for the benefit of Mr. Jacobs' children as to which Donald P. Gallop serves as sole trustee. See Note (3) to the table under "Security Ownership of Management."

<F3> According to Schedule 13G, provided to the Company in accordance with the
     Securities and Exchange Act of 1934. Includes 247,885 shares as to which such beneficial owner has shared voting power.

<F4> According to Schedule 13G, provided to the Company in accordance with the
     Securities and Exchange Act of 1934.

<F5> According to Schedule 13G, provided to the Company in accordance with the
     Securities and Exchange Act of 1934. Includes 237,950 shares as to which such beneficial owner has shared voting power.

--------

                        SECURITY OWNERSHIP OF MANAGEMENT

    On January 21, 1997, the following represented beneficial ownership of Common Stock by each director and nominee for election as a director, each of the executive officers named in the Summary Compensation Table (see "Executive Compensation" below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and investment power over the shares listed opposite his name except as indicated in the footnotes hereto):

                                                                     AMOUNT AND NATURE         PERCENT
                NAME                                             OF BENEFICIAL OWNERSHIP<F1>   OF CLASS
                ----                                             ---------------------------   --------

Raynor E. Baldwin.............................................           285,994<F2>               3.0%

Melvin F. Brown...............................................                 0                  <F*>

Donald P. Gallop..............................................           247,402<F3>               2.6%

James L. Hoagland.............................................            30,312<F4>              <F*>

Franklin A. Jacobs............................................         2,087,710<F5>              21.3%

S. Lee Kling..................................................           167,371<F6>               1.7%

Lee M. Liberman...............................................            40,501<F7>              <F*>

Alan Peters...................................................            49,684                  <F*>

Darryl Rosser.................................................            80,824<F8>              <F*>

James Schneider...............................................           336,086<F9>               3.5%

Stephen L. Clanton............................................            35,391                  <F*>

Richard Hnatek................................................            81,127<F10>             <F*>

All Directors, Nominees and Executive
Officers as a Group (14 individuals)..........................         3,445,599<F11>             34.6%<F12>


<F*>  Represents less than 1% of the class.

<F1>  See Note (1) to the table under "Voting Securities, Principal Holders
      Thereof and Cumulative Voting Rights."

<F2>  Includes 69,294 shares held in a pension trust as to which Mr. Baldwin serves as sole trustee and principal beneficiary and 24,048 shares owned by his wife. Also includes currently exercisable options to acquire 6,600 shares of Common Stock.

<F3>  Includes 162,494 shares which are held in a trust for the benefit of Mr.
      Jacobs' children as to which Mr. Gallop serves as sole trustee, 49,627 shares which are owned of record by Gallop, Johnson & Neuman, L.C., a law firm of which Mr. Gallop is Chairman, and 1,324 shares which Mr. Gallop owns of record as custodian for the benefit of his children. Mr. Gallop disclaims beneficial ownership of all such shares. Also includes currently exercisable options to acquire 6,600 shares of Common Stock.

<F4>  Includes currently exercisable options to acquire 17,773 shares of Common
      Stock.

<F5>  See Note (2) to the table under "Voting Securities, Principal Holders
      Thereof and Cumulative Voting Rights."

<F6>  Includes 130,716 shares owned by a revocable trust of which Mr. Kling and his wife are the trustees. Mr. Kling shares voting and dispositive power over such shares. Also includes currently exercisable options to acquire 6,600 shares of Common Stock.

<F7>  Includes currently exercisable options to acquire 11,550 shares of Common
      Stock.

<F8>  Includes currently exercisable options to acquire 48,692 shares of Common
      Stock.

<F9>  Includes 276,963 shares owned by a partnership of which Mr. Schneider and his children are general partners and as to which Mr. Schneider shares voting and dispositive power, 28,734 shares held in a pension trust as to which Mr. Schneider serves as sole trustee and 331 shares which Mr.Schneider holds as custodian for his children. Also includes currently exercisable options to acquire 8,250 shares of Common Stock.

<F10> Includes currently exercisable options to acquire 37,520 shares of Common
      Stock.

<F11> Includes 38,520 shares subject to stock options held by non-director officers of the Company and 244,665 shares subject to currently exercisable options held by directors of the Company.

<F12> For purposes of determining the aggregate amount and percentage of shares deemed beneficially owned by directors and officers of the Company individually and by all directors, nominees and officers as a group, exercise of all currently exercisable options listed in the footnotes hereto is assumed. For such purpose, 9,965,671 shares of Common Stock are deemed to be outstanding.

--------

                       PROPOSAL 1--ELECTION OF DIRECTORS

                         INFORMATION ABOUT THE NOMINEES

    The Company's Certificate of Incorporation and By-Laws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The term of the Class A directors expires at the 1997 Annual Meeting of Stockholders. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote for the election of the Class A nominees listed below to serve until the 2000 Annual Meeting of Stockholders.

    The Company's By-Laws currently specify that the total number of directors shall be nine and that no person shall be eligible to be elected, re-elected or appointed as a director who has reached the age of 73 unless the Board of Directors determines it is in the best interest of the Company to waive the retirement provision. The Board of Directors has determined it is in the best interest of the Company to waive the retirement provisions with respect to Messrs. Liberman and Hoagland and to submit each of them for election as a Class A nominee. Each of the Class A nominees have agreed to serve if elected; however, Messrs. Liberman and Hoagland have each indicated that they may elect to resign prior to the completion of their full three-year term of service.

    The following table shows for each nominee and director continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed a director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), his directorships with other companies whose securities are registered with the Securities and Exchange Commission, and the class and expiration of his term as director.

                                     CLASS A--TO BE ELECTED TO SERVE AS DIRECTOR UNTIL 2000

                                                                                                                 SERVICE AS
       NAME                        AGE                            PRINCIPAL OCCUPATION                         DIRECTOR SINCE
       ----                        ---                            --------------------                         --------------
Melvin F. Brown                    61    Vice Chairman of Deutsche Financial Services, a commercial finance          --
                                         company, since January 1997; prior thereto, President and Chief
                                         Executive Officer of Deutsche Financial Services, since May 1995;
                                         prior thereto, President of ITT Commercial Finance Corporation, for
                                         more than the last five years.

James L. Hoagland                  74    Retired. Prior to September 1, 1989, President and Chief Executive         1990
                                         Officer of Graybar Electric Company, Inc., a distributor of electrical and telecommunications equipment, for more than five years.

Lee M. Liberman                    75    Chairman emeritus and consultant to Laclede Gas Company, a retail          1985
                                         natural gas distribution public utility, since January 1994; prior thereto, Chairman of the Board and, until August 1991, Chief Executive
                                         Officer of Laclede Gas Company, for more than five years; Director of
                                         CPI Corporation, Furniture Brands International and DT Industries,
                                         Inc.

                                      CLASS B--TO CONTINUE TO SERVE AS DIRECTOR UNTIL 1998

                                                                                                                 SERVICE AS
       NAME                        AGE                            PRINCIPAL OCCUPATION                         DIRECTOR SINCE
       ----                        ---                            --------------------                         --------------
Raynor E. Baldwin                  57    President of Woodsmiths, Incorporated, a manufacturer of table tops,       1977
<F1>                                     for more than the last five years.

James Schneider                    65    Broker--International Monetary Market, Chicago Mercantile Exchange,        1989
<F2>                                     for more than the last five years.

Darryl C. Rosser                   45    President and Chief Operating Officer of the Company since December        1996
                                         1995; prior thereto, Executive Vice President -- Operations since May
                                         1995; prior thereto, Senior Vice President--Operations since 1993; and
                                         prior thereto, Vice President--Operations since January 1988.

                                       5

                                      CLASS C--TO CONTINUE TO SERVE AS DIRECTOR UNTIL 1999
                                                                                                                 SERVICE AS
       NAME                        AGE                            PRINCIPAL OCCUPATION                         DIRECTOR SINCE
       ----                        ---                            --------------------                         --------------
Donald P. Gallop                   64    Attorney-at-law; Chairman of the law firm of Gallop, Johnson & Neuman,      1963
<F3><F4>                                 L.C., for more than the last five years; Director of Magna Group,
                                         Inc., and Data Research Associates, Inc.

Franklin A. Jacobs                 64    Chairman of the Board and Chief Executive Officer of the Company for        1957
<F2><F4>                                 more than the last five years and President of the Company until
                                         December 1995; Director of Magna Group, Inc. and Top Air
                                         Manufacturing, Inc.

S. Lee Kling                       68    Chairman of the Board of Kling Rechter & Co., L.P., a merchant banking      1969
<F4>                                     company, for more than the last five years; Director of Bernard Chaus,
                                         Inc., Electro Rent Corporation, Hanover Direct, Inc., Lewis Galoob
                                         Toys, Inc., Magna Group, Inc., National Beverage Corp. and Top Air
                                         Manufacturing, Inc.

--------
<F1> Mr. Baldwin has served continuously as a director, except for the period from January 1982 through January 1988.

<F2> Messrs. Jacobs and Schneider are brothers-in-law.

<F3> Mr. Gallop is a member of the law firm serving as corporate counsel to the
     Company. See "Transactions with Issuer and Others" for further information.

<F4> Members of Executive Committee.

                   INFORMATION CONCERNING BOARD OF DIRECTORS

    During fiscal 1996, four meetings of the Board of Directors were held. During such fiscal year, each director attended 75 percent or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served. The Board of Directors of the Company has a standing Audit Committee consisting of Messrs. Liberman (Chairman), Peters (who is not standing for reelection), and Mr. Baldwin. The purpose of the Audit Committee is to review the results and scope of the audit and services provided by the Company's independent public accountants. During fiscal 1996, four Audit Committee meetings were held.

    The Company also has a standing Compensation Committee consisting of Messrs. Hoagland (Chairman), Gallop, Kling and Schneider. The purpose of the Compensation Committee is to act on behalf of the Board of Directors with respect to the compensation of directors and executive officers. See the "COMPENSATION COMMITTEE REPORT" beginning on page 9 for a discussion of the key elements and policy of the Company's executive compensation program. The Compensation Committee also serves as a nominating committee to evaluate and recommend to the Board of Directors qualified nominees for election or appointment as directors and qualified persons for selection as senior officers and administers the Company's stock option and other benefit plans. The Compensation Committee will give appropriate consideration to a written recommendation by a stockholder for the nomination of a qualified person to serve as a director of the Company, provided that such recommendation contain sufficient information regarding the proposed nominee for the Committee to properly evaluate such nominee's qualifications to serve as a director. During fiscal 1996, one Compensation Committee meeting was held.

                           COMPENSATION OF DIRECTORS

    Directors that are not salaried employees of or consultants to the Company receive an annual fee of $15,500. Director's fees of $98,457 were paid during fiscal 1996.

    The Company also maintains a Non-Employee Director Stock Option Plan, which provides for an automatic annual grant in December of each year of a nonqualified stock option to purchase 1,650 shares of Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date the option is granted. The options become exercisable in increments of 20 percent of the shares with respect to such options commencing upon the date of grant and thereafter on each of the four successive anniversaries of the date of grant. All of the options granted under the Non-Employee Director Stock Option Plan become exercisable in full for a period of one year beginning upon a director's retirement, death or disability. Six non-employee directors of the Company were each granted options to purchase 1,650 shares of Common Stock under the plan in December 1995 at an exercise price of $13.125.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Alan Peters, a director of the Company, is the President of A.P., Inc., a firm which provides consulting services to the Company pursuant to an Independent Contractor Agreement. The agreement, as heretofore amended, provides for base payments to A.P., Inc. of $50,000 per year. During fiscal 1996, payments of $50,000 were made to A.P., Inc. under the agreement. This agreement was extended effective November 1, 1996, and will expire at the end of fiscal 1997.

    Donald P. Gallop, a director of the Company, is Chairman of the law firm of Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

                             EXECUTIVE COMPENSATION

    The following table reflects compensation paid or payable for fiscal years 1996, 1995 and 1994 with respect to the Company's chief executive officer and each of the four other most highly compensated executive officers whose fiscal 1996 salaries and bonuses combined exceeded $100,000 in each instance.

                                               SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION              LONG TERM COMPENSATION
                                           -----------------------------------  ------------------------------
                                                                                       AWARDS          PAYOUTS
                                                                                ---------------------  -------
                                                                     OTHER      RESTRICT-  SECURITIES
                                                                     ANNUAL     ED STOCK   UNDERLYING   LTIP    ALL OTHER
                                   FISCAL                          COMPENSA-      AWARD     OPTIONS    PAYOUTS  COMPENSA-
   NAME AND PRINCIPAL POSITION      YEAR   SALARY ($)  BONUS ($)  TION ($)<F1>   ($)<F2>    (#)<F3>      ($)    TION ($)
               (a)                  (b)       (c)         (d)         (e)          (f)        (g)        (h)       (i)
   ---------------------------     ------  ----------  ---------  ------------  ---------  ----------  -------  ---------

Franklin A. Jacobs                  1996     528,019          0        20,560          0          0       0     3,081<F4>
Chairman of the Board, President    1995     480,692          0        16,040          0          0       0     2,688<F4>
and Chief Executive Officer<F5>     1994     441,000          0        10,400          0    110,000       0     2,524<F4>

Stephen L. Clanton                  1996     100,413          0         2,480          0      5,000       0          0
Vice President--Strategic           1995     146,055     22,199         2,240     28,700     22,000       0          0
Development<F6>                     1994     128,269     28,134           840          0     22,000       0          0

Richard Hnatek                      1996     144,995          0         5,448          0      5,000       0          0
Senior Vice President--Sales        1995     133,750     20,328         5,025     31,825     22,000       0          0
                                    1994     123,269     27,052         2,080          0     22,000       0          0

Darryl Rosser                       1996     218,580          0         5,512          0     10,000       0          0
President and Chief Operating       1995     162,908     24,760         5,408     28,700     22,000       0          0
Officer<F5>                         1994     143,269     31,380         5,408          0     22,000       0          0

---------

<F1> Consists of Company matching contributions under the Falcon Products, Inc.
     Amended and Restated Stock Purchase Plan.

<F2> Represents the dollar value of shares of restricted stock awarded to certain named executive officers during fiscal 1995, calculated by multiplying the closing market price of the Company's Common Stock on the date of the award by the number of shares awarded. The shares of restricted stock carry from the date of award the same dividend and voting rights as unrestricted shares of Common Stock. The restrictions lapse with regard to one-third of the shares of restricted stock in fiscal 1996, one-third in fiscal 1997, and the remaining one-third in fiscal 1998.

<F3> Option grants have been adjusted to reflect a 10-percent stock dividend to stockholders of record on December 13, 1995, and distributed on January 2, 1996.

<F4> Consists of the economic benefit of premiums paid for a survivorship life insurance policy on the lives of Mr. Jacobs and his spouse.

<F5> In December 1995, Mr. Rosser was appointed President and Chief Operating
     Officer of the Company. Mr. Jacobs continues to serve as Chairman of the Board and Chief Executive Officer.

<F6> Mr. Clanton's employment with the Company ceased in June 1996.
--------

                               PENSION PLAN TABLE

    The following table sets forth the estimated annual benefits payable under the Company's defined benefit pension plan upon normal retirement of covered individuals. The estimates assume that benefits commence at age 65 under a straight-life annuity form.

                                                                                     YEARS OF SERVICE
                                                        -------------------------------------------------------------------------
  REMUNERATION                                             5          10         15         20         25         30         35
  ------------                                          -------    -------    -------    -------    -------    -------    -------

    $15,000.........................................    $ 1,125    $ 2,250    $ 3,375    $ 4,500    $ 5,625    $ 6,750    $ 7,875

     25,000.........................................      1,875      3,750      5,635      7,500      9,375     11,250     13,125

     35,000.........................................      2,625      5,250      7,875     10,500     13,125     15,750     18,375

     50,000.........................................      3,750      7,500     11,250     15,000     18,750     22,500     26,250

     75,000.........................................      5,625     11,250     16,875     22,500     28,125     33,750     39,375

    The pension plan benefit is determined by calculating 1.5 percent of the average of the plan participant's salary or wages up to $75,000 per year after November 1, 1992, and up to $50,000 per year before November 1, 1992, for each year of service. Estimated benefit amounts listed in the above table are not subject to any deduction for Social Security benefits or other offset amounts.

    The credited years of service under the retirement plan for each of the executive officers listed in the Summary Compensation Table are as follows:

    Franklin A. Jacobs         38             Richard Hnatek             16

    Darryl Rosser              8              Stephen L. Clanton         6


                        INFORMATION AS TO STOCK OPTIONS

    The following table provides certain information as to option grants in fiscal 1996 to the persons named in the Summary Compensation Table.

                                               OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                          INDIVIDUAL GRANTS<F1>
                                     ----------------------------------------------------------------     POTENTIAL REALIZABLE VALUE
                                      NUMBER OF                                                               AT ASSUMED ANNUAL
                                      SECURITIES          PERCENT OF                                         RATES OF STOCK PRICE
                                      UNDERLYING      TOTAL OPTIONS/SARs                                       APPRECIATION FOR
                                     OPTIONS/SARs         GRANTED TO        EXERCISE OR                        OPTION TERM<F3>
                                       GRANTED            EMPLOYEES         BASE PRICE     EXPIRATION     --------------------------
               NAME                    (#)<F2>          IN FISCAL YEAR      ($/SHARE)         DATE         5% ($)          10% ($)
               (a)                       (b)                 (c)                (d)           (e)            (f)             (g)
----------------------------------   ------------     ------------------    -----------    ----------     --------         ---------

Franklin A. Jacobs................          --                  --                --              --            --               --

Stephen L. Clanton................       5,000                 8.8%            12.88        12/12/05        40,485          102,597

Richard Hnatek....................       5,000                 8.8%            12.88        12/12/05        40,485          102,597

Darryl Rosser.....................      10,000                17.7%            12.88        12/12/05        80,970          205,194

--------

<F1> See footnote 3 to the Summary Compensation Table on page 7.

<F2> Each option listed above was granted at fair market value on date of grant and is exercisable in 20 percent annual increments, beginning on the first anniversary date of grant and on each anniversary date thereafter. All options listed above expire ten years from date of grant, subject generally to earlier termination upon cessation of employment.

<F3> The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to expiration of their term using 5 percent and 10 percent appreciation rates set by the Securities and Exchange Commission, compounded annually and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

--------

    The following table lists option exercises in fiscal 1996 and the value of options held as of the end of fiscal 1996 by the persons listed in the Summary Compensation Table.

                                        AGGREGATED OPTION/SAR EXERCISES IN LAST
                                     FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                        NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-
                                                                        UNDERLYING UNEXERCISED       THE-MONEY OPTIONS/SARS
                                                                    OPTIONS/SARs AT FISCAL YEAR-END    AT FISCAL YEAR-END
                                                                                  (#)                          ($)
                                    SHARES
                                  ACQUIRED ON            VALUE               EXERCISABLE/                  EXERCISABLE/
   NAME                         EXERCISE (#)<F1>      REALIZED ($)         UNEXERCISABLE<F1>              UNEXERCISABLE
    (a)                               (b)                 (c)                     (d)                          (e)
   ----                         ----------------      ------------   ---------------------------     ----------------------

Franklin A. Jacobs...........             0                    0            132,000/60,500               625,944/279,604

Stephen L. Clanton...........        49,167              420,379                  0/0                          0/0

Richard Hnatek...............         1,980               21,353             37,520/29,300               175,375/114,525

Darryl Rosser................             0                    0             48,692/33,300               297,337/120,025

--------

<F1> See footnote 3 to the Summary Compensation Table on page 7.

--------

                         COMPENSATION COMMITTEE REPORT

GENERAL POLICY

    The Company's executive compensation program is linked to corporate performance and returns to shareholders. To this end, the Company has developed a compensation strategy that ties a significant portion of executive compensation to the Company's success in meeting performance goals and to appreciation in the Company's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to link executive and shareholder interests through an equity-based plan and to provide compensation levels that recognize individual contributions as well as overall business results.

    Each year the Compensation Committee reviews the Company's overall executive compensation program in comparison to the Company's executive compensation, corporate performance, stock price appreciation and total return to shareholders to corporations of similar size. The annual compensation reviews permit an evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies.

    The Compensation Committee determines the compensation of corporate executives elected by the Board of Directors, including the individuals whose compensation is detailed in this proxy statement. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement, other than Franklin A. Jacobs (the Company's Chief Executive Officer), the Compensation Committee takes into account the views of Mr. Jacobs.

    The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Jacobs, are discussed below. The Compensation Committee also takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below. The Compensation Committee continues to monitor qualifying compensation paid to the Company's executive officers with respect to its deductibility under Section 162(m) of the Internal Revenue Code.

BASE SALARIES

    Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies. The comparative group is not limited to companies which comprise the published industry index shown in the Company's stock performance graph presented below.

    Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities. The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers, and where appropriate, also considers non-financial performance measures. These include increase in market share, manufacturing efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

    With respect to the base salary granted to Mr. Jacobs in fiscal 1996, the Compensation Committee took into account the Company's success in exceeding its net income and per-share book value in fiscal 1995, the increase in the market price of the Company's common stock and the assessment by the Compensation Committee of Mr. Jacob's individual performance. The Compensation Committee also took into account the longevity of Mr. Jacob's service to the Company and its belief that Mr. Jacobs is an excellent representative of the Company to the public by virtue of his stature in the industry. The Compensation Committee did not attribute specific values or weights to any of these factors. For the reasons listed above, Mr. Jacobs was granted an annual base salary, commencing January 1, 1996, of $524,000, representing an increase of approximately 7.2% over calendar year 1995.

ANNUAL BONUSES

    The Company's executive officers are eligible for annual cash bonuses under terms of the Company's Officer Bonus Plan. Under such Plan, the Compensation Committee establishes bonuses as a percentage of base salary to be paid if and to the extent annual projections for net earnings are met or exceeded. In light of the Company's earnings levels in fiscal 1996, the Compensation Committee did not recommend nor did the Board of Directors authorize a bonus for any of the Company's officers attributable to fiscal 1996. Mr. Jacobs did not participate in the Officer Bonus Plan for fiscal 1996 and, accordingly, was not considered.

STOCK OPTIONS

    The granting of stock options is a key part of the Company's overall compensation program and is designed to provide its executive officers and other key employees with incentives to maximize the Company's long-term financial performance.

    In determining whether and how many options should be granted, the Compensation Committee may consider the responsibilities and seniority of each of the executive officers, as well as the financial performance of the Company and such other factors as it deems appropriate, consistent with the Company's compensation policies. However, the Compensation Committee has not established specific target awards governing the recipient, timing or size of option grants. Thus, determinations by the Compensation Committee with respect to the granting of stock options are subjective in nature.

CONCLUSION

    Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, recognizing that the volatility of the business cycle from time to time may result in an imbalance for a particular period.

James L. Hoagland, Chairman of Compensation Committee
Donald P. Gallop, Member
S. Lee Kling, Member
James Schneider, Member

                          FIVE YEAR TOTAL RETURN CHART

    The following chart compares the Company's cumulative yearly shareholder return over a five-year period, calculated monthly, with the NYSE Composite Index of U.S. Companies and a peer group index of public companies that in the judgment of the Company manufacture and/or sell furniture and related products similar to those of the Company. The companies included in the index, in addition to Falcon Products, Inc. are: Chromcraft Revington, Inc.; Flexsteel Industries, Inc.; Herman Miller, Inc.; Hon Industries, Inc.; and Knape & Vogt Manufacturing Co.

    The chart assumes a $100 investment made November 1, 1991, and the reinvestment of all dividends.



                              [PERFORMANCE GRAPH]



                                                                     1991       1992       1993       1994       1995       1996
                                                                    -------    -------    -------    -------    -------    -------
    Falcon Products, Inc........................................    $100.00    $240.70    $233.30    $245.40    $308.80    $354.50

    NYSE Stock Market (US Companies)<F1>........................    $100.00    $110.50    $128.10    $131.70    $162.50    $200.00

    Self-Determined Peer Group..................................    $100.00    $117.00    $179.10    $171.50    $183.60    $245.20

--------

<F1> On December 6, 1995, the Common Stock was withdrawn by the Company from trading on the NASDAQ/ National Market System and, on that date, was listed and began trading on the New York Stock Exchange.
--------

                      TRANSACTIONS WITH ISSUER AND OTHERS

    Alan Peters, a director of the Company, is the President of A.P., Inc., a firm which provides consulting services to the Company pursuant to an Independent Contractor Agreement. The agreement, as heretofore amended, provides for base payments to A.P., Inc. of $50,000 per year. During fiscal 1996, payments of $50,000 were made to A.P., Inc. under the agreement. This agreement expires at the end of fiscal 1997.

    Donald P. Gallop, a director of the Company, is Chairman of the law firm of Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

    Raynor E. Baldwin, a director of the Company, is President and sole stockholder of Woodsmiths, Incorporated, a manufacturer of table tops, which purchases products from the Company. During fiscal 1996, the Company received payments of $157,788 in connection with transactions with Woodsmiths, Incorporated.

    The Company believes that the terms and conditions of the transactions with affiliated persons described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated persons.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 1996, except as described below.

    Messrs. Baldwin, Clanton, Gallop, Hoagland, Hnatek, Kling, Liberman, Peters, Rosser and Schneider failed to file in a timely manner a Form 5 covering option grants with respect to fiscal years 1994, 1995 and 1996. Mr. Jacobs failed to file a report covering option grants in a timely manner with respect to fiscal year 1994. Also, Mr. Dreller did not file his initial Form 3 in a timely manner.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP, the Company's independent public accountants for the fiscal year ended November 2, 1996, has been selected as its independent public accountants for the fiscal year ending November 1, 1997. Representatives of Arthur Andersen LLP are expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                                 ANNUAL REPORT

    The Annual Report of the Company for fiscal 1996 accompanies this Notice of Annual Meeting and Proxy Statement.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

    All proposals of security holders intended to be presented at the 1998 annual meeting of stockholders must be received by the Company not later than October 3, 1997, for inclusion in the Company's 1998 proxy statement and form of proxy relating to the 1998 annual meeting.

                                 OTHER BUSINESS

    The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

                                 MISCELLANEOUS

    The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

    Stockholders are urged to mark, sign and send in their proxies without delay.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1996 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, FALCON PRODUCTS, INC., 9387 DIELMAN INDUSTRIAL DRIVE, ST. LOUIS, MISSOURI 63132.

                                           By Order of the Board of Directors

                                                   MICHAEL J. DRELLER
                                                       Secretary

St. Louis, Missouri
January 24, 1997

[FALCON LOGO]                FALCON PRODUCTS, INC.



                                                                January 24, 1997

            Dear Stockholder:

                The annual meeting of Stockholders of Falcon Products, Inc. will be held at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105 at 4:00 p.m. on Tuesday, March 18, 1997. At the meeting Stockholders will elect three directors and act upon such other business that may come before the meeting.

                It is important that your shares are represented at this
            meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, complete the proxy form below, and return it promptly in the envelope provided.

                            (Detach Proxy Form Here)

--------------------------------------------------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS UNDER PROPOSAL 1, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.




                                  The undersigned hereby acknowledges receipt of copies of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated January 24, 1997 and the Annual Report of the Company for fiscal 1996.

                                  Dated: _______________________________, 1997

                                  --------------------------------------------

                                  --------------------------------------------

                                  Please sign name(s) exactly as it appears on this proxy. In the case of joint holders, all should sign. If executed by a corporation, this proxy should be signed by a duly authorized officer. Executors, administrators and trustee should so indicate when signing. If executed by a partnership, this proxy should be signed by an authorized partner.


            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                            (Detach Proxy Form Here)
--------------------------------------------------------------------------------

                             FALCON PRODUCTS, INC.

            9387 DIELMAN INDUSTRIAL DRIVE, ST. LOUIS, MISSOURI 63132

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS, MARCH 18, 1997

    The undersigned hereby appoints Franklin A. Jacobs and Michael J. Dreller, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the Annual Meeting of Stockholders of Falcon Products, Inc., to be held on Tuesday, March 18, 1997, commencing at 4:00 p.m., at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105 and at any and all adjournments thereof, according to the number of votes which the undersigned would possess if personally present for the purpose of considering and taking action upon the following as more fully set forth in the Proxy Statement of the Company dated January 24, 1997.

1. Election of Class A Directors:

   / /  FOR all nominees listed below       / /  WITHHOLD AUTHORITY to vote for
        (except as marked to the                 ALL nominees listed below
        contrary below)

   CLASS A: Melvin F. Brown        James L. Hoagland       Lee M. Liberman

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

--------------------------------------------------------------------------------

2. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournments thereof.

            BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS PROXY

                                    APPENDIX


       Page 11 of the printed proxy contains a stock performance graph. The information contained in the graph is depicted in the table that immediately follows the graph.